As filed with the Securities and Exchange Commission on September 5, 2002

File No. 0-49834

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 3

to
Form 10

GENERAL FORM FOR REGISTRATION OF SECURITIES

Pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934

Gen-Probe Incorporated

(Exact name of registrant as specified in its charter)

Delaware	33-0044608
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

10210 Genetic Center Drive

San Diego, California
(Address of principal executive offices)

92121-4362

(Zip Code)

(858) 410-8000

(Registrant’s telephone number, including area code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on which
to Be So Registered	Each Class Is to Be Registered

None	None

Securities to Be Registered Pursuant to Section 12(g) of the Act:

      Common Stock, par value $.0001 per share

I. INFORMATION INCLUDED IN INFORMATION STATEMENT AND INCORPORATED IN FORM 10 BY REFERENCE
II. INFORMATION NOT INCLUDED IN INFORMATION STATEMENT
SIGNATURES
INDEX TO EXHIBITS
INFORMATION STATEMENT
EXHIBIT 10.2
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.11
EXHIBIT 10.12
EXHIBIT 10.14
EXHIBIT 10.17
EXHIBIT 10.18
EXHIBIT 10.19
EXHIBIT 10.21
EXHIBIT 10.22
EXHIBIT 10.23
EXHIBIT 10.24
EXHIBIT 10.25
EXHIBIT 10.26
EXHIBIT 10.27
EXHIBIT 10.35
EXHIBIT 10.43
EXHIBIT 10.44
EXHIBIT 10.45
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

I.     INFORMATION INCLUDED IN INFORMATION STATEMENT

AND INCORPORATED IN FORM 10 BY REFERENCE

CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT

AND ITEMS OF FORM 10

      Our Information Statement may be found as Exhibit 99.1 to this Form 10. For your convenience, we have below provided a cross-reference sheet identifying where the items required by Form 10 can be found in the Information Statement.

Item
No.	Caption	Location in Information Statement

1.	Business	“Summary,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business,” “Arrangements among Chugai Pharmaceutical, Its Affiliates and Gen-Probe” and “Available Information”
2.	Financial Information	“Summary,” “Capitalization,” “Selected Financial Information,” “Unaudited Pro Forma Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Gen-Probe Incorporated Consolidated Financial Statements Contents” and the statements referenced therein
3.	Properties	“Business — Property and Facilities”
4.	Securities Ownership of Certain Beneficial Owners and Management	“Management,” “The Distribution” and “Ownership of Our Stock”
5.	Directors and Officers	“Management”
6.	Executive Compensation	“Management,” “Arrangements among Chugai Pharmaceutical, Its Affiliates and Gen-Probe” and “Ownership of Our Stock”
7.	Certain Relationships and Related Transactions	“Certain Relationships and Related Transactions” and “Arrangements among Chugai Pharmaceutical, Its Affiliates and Gen-Probe”
8.	Legal Proceedings	“Business — Legal Proceedings”
9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	“Summary,” “Capitalization,” “Dividend Policy,” “The Distribution,” “Description of Capital Stock” and “Shares Eligible for Future Sale”
10.	Recent Sales of Unregistered Securities	“Management — 2000 Equity Participation Plan”
11.	Description of Registrant’s Securities to Be Registered	“Dividend Policy,” “The Distribution” and “Description of Capital Stock”
12.	Indemnification of Directors and Officers	“Indemnification of Directors and Officers”
13.	Financial Statements and Supplementary Data	“Gen-Probe Incorporated Consolidated Financial Statements Contents” and the statements referenced therein
14.	Changes in and Disagreements with Accountants on Accounting and Financial Matters	Not Applicable
15.	Financial Statements and Exhibits	“Gen-Probe Incorporated Consolidated Financial Statements Contents” and the statements referenced therein

II.     INFORMATION NOT INCLUDED IN INFORMATION STATEMENT

Item 15.     Financial Statements and Exhibits

      (b) Exhibits:

Exhibit
No.	Description

2.1(2)	Separation and Distribution Agreement, dated and effective as of May 24, 2002, and as amended and restated as of August 6, 2002, by and between Chugai Pharmaceutical Co., Ltd. and Gen-Probe Incorporated
3.1(2)	Form of Amended and Restated Certificate of Incorporation of Gen-Probe Incorporated
3.2(2)	Form of Amended and Restated Bylaws of Gen-Probe Incorporated
4.1(2)	Specimen common stock certificate
10.1(2)	Transition Services Agreement, dated April 4, 2002, by and between Chugai Pharma USA, LLC and Gen-Probe Incorporated
10.2(1)	Form of Tax Sharing Agreement between Chugai Pharma USA, LLC and Gen-Probe Incorporated
10.3(2)	2000 Equity Participation Plan of Gen-Probe Incorporated
10.4(2)	Employment Agreement dated as of June 17, 1994 between Gen-Probe Incorporated and Henry L. Nordhoff
10.5(2)	Change of Control Agreement dated as of May 24, 2001 between Gen-Probe Incorporated and Herm Rosenman
10.6(1)	Agreement dated as of June 11, 1998 between Gen-Probe Incorporated and Chiron Corporation*
10.7(1)	Addendum dated June 11, 1998 to Agreement dated as of June 11, 1998 between Gen-Probe Incorporated and Chiron Corporation*
10.8(1)	Amendment dated December 7, 1999 to Agreement dated as of June 11, 1998 between Gen-Probe Incorporated and Chiron Corporation
10.9(2)	Amendment No. 2 dated February 1, 2000 to Agreement dated as of June 11, 1998 between Gen-Probe Incorporated and Chiron Corporation
10.10(2)	Supplemental Agreement dated April 2, 2001 to the Agreement dated June 11, 1998 for Development, Distribution and Licensing of TMA Products between Gen-Probe Incorporated and Bayer Corporation*
10.11(1)	Amended and Restated ANAIS License, Development and Cooperation Agreement entered into as of August 4, 2000 between Gen-Probe Incorporated and bioMérieux, Inc.*
10.12(1)	Amended and Restated VIDAS License, Development and Cooperation Agreement entered into as of August 4, 2000 between Gen-Probe Incorporated and bioMérieux, Inc.*
10.13(2)	Distribution Agreement entered into May 2, 1997 between Gen-Probe Incorporated and bioMérieux S.A.*
10.14(1)	Distributorship Arrangements Agreement entered into May 2, 1997 between Gen-Probe Incorporated and bioMérieux S.A.*
10.15(2)	Renewal Amendment entered into November 2, 1999 to the Distribution Agreement and the Distributorship Arrangements Agreement dated May 2, 1997 between Gen-Probe Incorporated and bioMérieux S.A.
10.16(2)	First Amendment entered into August 4, 2000 to the Renewed Distribution Agreement and the Distributorship Arrangements Agreement dated May 2, 1997 between Gen-Probe Incorporated and bioMérieux S.A.*
10.17(1)	License Agreement effective as of July 1, 2001 between Gen-Probe Incorporated and Chugai Diagnostics Science Co., Ltd.*
10.18(1)	Distribution Agreement effective as of September 1, 1998 between Gen-Probe Incorporated and Chugai Diagnostics Science Co., Ltd.*
10.19(1)	Co-Exclusive Agreement effective as of April 23, 1997 between Gen-Probe Incorporated and The Board of Trustees of the Leland Stanford Junior University*

Exhibit
No.	Description

10.20(2)	Amendment No. 1 effective April , 1998 to the License Agreement effective April 23, 1997 between Stanford University and Gen-Probe Incorporated*
10.21(1)	Non-Assertion Agreement effective as of February 7, 1997 between Gen-Probe Incorporated and Organon Teknika B.V.*
10.22(1)	License Agreement effective as of January 21, 1986 among Gen-Probe Incorporated, Bioanalysis, Ltd. and the University of Wales College of Medicine*
10.23(1)	Amendment entered into as of May 11, 1989 to the License Agreement effective as of January 21, 1986 among Gen-Probe Incorporated, Bioanalysis, Ltd. and the University of Wales College of Medicine*
10.24(1)	Amendment entered into as of November 19, 1998 to the License Agreement effective as of January 21, 1986 among Gen-Probe Incorporated, Bioanalysis, Ltd. and the University of Wales College of Medicine*
10.25(1)	Non-exclusive License Agreement made and effective as of June 22, 1999 between Gen-Probe Incorporated and Vysis, Inc.*
10.26(1)	Amended and Restated License Agreement dated June 19, 2002 between Gen-Probe Incorporated and The Public Health Research Institute of The City of New York, Inc.*
10.27(1)	Development, License and Supply Agreement entered into as of October 16, 2000 between Gen-Probe Incorporated and KMC Systems, Inc.*
10.28(2)	First Amendment made as of September , 2001 to Agreement entered into as of October 16, 2000 between Gen-Probe Incorporated and KMC Systems, Inc.*
10.29(2)	Contract effective as of January 1, 2000 between Gen-Probe Incorporated and the National Institutes of Health (No. N01-HB-07148)
10.30(2)	Modification No. 1 effective as of June 28, 2000 to the Contract effective as of January 1, 2000 between Gen-Probe Incorporated and the National Institutes of Health (No. N01-HB-07148)
10.31(2)	Modification No. 2 effective as of September 21, 2000 to the Contract effective as of January 1, 2000 between Gen-Probe Incorporated and the National Institutes of Health (No. N01-HB-07148)
10.32(2)	Modification No. 3 effective as of September 4, 2001 to the Contract effective as of January 1, 2000 between Gen-Probe Incorporated and the National Institutes of Health (No. N01-HB-07148)
10.33(2)	Modification No. 4 effective as of September 24, 2001 to the Contract effective as of January 1, 2000 between Gen-Probe Incorporated and the National Institutes of Health (No. N01-HB-07148)
10.34(2)	Modification No. 5 effective as of February 7, 2002 to the Contract effective as of January 1, 2000 between Gen-Probe Incorporated and the National Institutes of Health (No. N01-HB-07148)
10.35(1)	Supply Agreement effective as of March 5, 1998 between Gen-Probe Incorporated and Boehringer Mannheim GmbH*
10.36(2)	First Amendment effective as of February 12, 2001 between Gen-Probe Incorporated and Roche Diagnostics GmbH, the successor-in-interest to Boehringer Mannheim GmbH, to the Supply Agreement effective as of March 5, 1998 between Gen-Probe Incorporated and Boehringer Mannheim GmbH*
10.37(2)	Change of Control Agreement dated as of June 5, 2002 between Gen-Probe Incorporated and James H. Godsey
10.38(2)	Credit Agreement dated April 10, 2001, by and between Gen-Probe Incorporated, Gen-Probe Sales & Service, Inc. and Wells Fargo Bank, National Association.
10.39(2)	First Amendment dated July 1, 2002 to Credit Agreement dated April 10, 2001 by and between Gen-Probe Incorporated, Gen-Probe Sales & Service, Inc. and Wells Fargo Bank, National Association.
10.40(2)	Revolving Line of Credit Note dated July 1, 2002 made by Gen-Probe Incorporated and Gen-Probe Sales & Service, Inc. in favor of Wells Fargo Bank, National Association.
10.41(2)	Promissory Note dated September 29, 2000 by Niall M. Conway and Margaret Conway

Exhibit
No.	Description

10.42(2)	Form of Indemnification Agreement
10.43(1)	Amendment No. 3 effective April 1, 2002 to Agreement dated as of June 11, 1998 between Gen-Probe Incorporated and Chiron Corporation*
10.44(1)	First Amendment effective June 30, 2002 to September 1, 1998 Distribution Agreement between Gen-Probe Incorporated and Chugai Diagnostics Science Co., Ltd.*
10.45(1)	Third Amendment entered into as of February 19, 2002 to the License Agreement effective as of January 21, 1986 among Gen-Probe Incorporated, Bioanalysis, Ltd. and the University of Wales College of Medicine*
21.1(2)	List of Subsidiaries of Gen-Probe Incorporated
99.1(1)	Gen-Probe Incorporated Information Statement dated August 28, 2002
99.2(1)	Consent of Raymond V. Dittamore to be named in Information Statement and Form 10.
99.3(1)	Consent of Kiyoshi Kurokawa, M.D., MCAP to be named in Information Statement and Form 10.
99.4(1)	Consent of Abraham D. Sofaer to be named in Information Statement and Form 10.

(1)	Filed herewith.

(2)	Previously filed.

*	Gen-Probe has requested confidential treatment with respect to portions of this exhibit.

SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Amendment No. 3 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

GEN-PROBE INCORPORATED

By:	/s/ HENRY L. NORDHOFF

Name: Henry L. Nordhoff
Title: President and Chief Executive Officer

Date: September 5, 2002

INDEX TO EXHIBITS

Exhibit
No.	Description

2.1(2)	Separation and Distribution Agreement, dated and effective as of May 24, 2002, and amended and restated as of August 6, 2002, by and between Chugai Pharmaceutical Co., Ltd. and Gen-Probe Incorporated
3.1(2)	Form of Amended and Restated Certificate of Incorporation of Gen-Probe Incorporated
3.2(2)	Form of Amended and Restated Bylaws of Gen-Probe Incorporated
4.1(2)	Specimen common stock certificate
10.1(2)	Transition Services Agreement, dated April 4, 2002, by and between Chugai Pharma USA, LLC and Gen-Probe Incorporated
10.2(1)	Form of Tax Sharing Agreement between Chugai Pharma USA, LLC and Gen-Probe Incorporated
10.3(2)	2000 Equity Participation Plan of Gen-Probe Incorporated
10.4(2)	Employment Agreement dated as of June 14, 1994 between Gen-Probe Incorporated and Henry L. Nordhoff
10.5(2)	Change of Control Agreement dated as of May 24, 2001 between Gen-Probe Incorporated and Herm Rosenman
10.6(1)	Agreement dated as of June 11, 1998 between Gen-Probe Incorporated and Chiron Corporation*
10.7(1)	Addendum dated June 11, 1998 to Agreement dated as of June 11, 1998 between Gen-Probe Incorporated and Chiron Corporation*
10.8(1)	Amendment dated December 7, 1999 to Agreement dated as of June 11, 1998 between Gen-Probe Incorporated and Chiron Corporation
10.9(2)	Amendment No. 2 dated February 1, 2000 to Agreement dated as of June 11, 1998 between Gen-Probe Incorporated and Chiron Corporation
10.10(2)	Supplemental Agreement dated April 2, 2001 to the Agreement dated June 11, 1998 for Development, Distribution and Licensing of TMA Products between Gen-Probe Incorporated and Bayer Corporation*
10.11(1)	Amended and Restated ANAIS License, Development and Cooperation Agreement entered into as of August 4, 2000 between Gen-Probe Incorporated and bioMérieux, Inc.*
10.12(1)	Amended and Restated VIDAS License, Development and Cooperation Agreement entered into as of August 4, 2000 between Gen-Probe Incorporated and bioMérieux, Inc.*
10.13(2)	Distribution Agreement entered into May 2, 1997 between Gen-Probe Incorporated and bioMérieux S.A.*
10.14(1)	Distributorship Arrangements Agreement entered into May 2, 1997 between Gen-Probe Incorporated and bioMérieux S.A.*
10.15(2)	Renewal Amendment entered into November 2, 1999 to the Distribution Agreement and the Distributorship Arrangements Agreement dated May 2, 1997 between Gen-Probe Incorporated and bioMérieux S.A.
10.16(2)	First Amendment entered into August 4, 2000 to the Renewed Distribution Agreement and the Distributorship Arrangements Agreement dated May 2, 1997 between Gen-Probe Incorporated and bioMérieux S.A.*
10.17(1)	License Agreement effective as of July 1, 2001 between Gen-Probe Incorporated and Chugai Diagnostics Science Co., Ltd.*
10.18(1)	Distribution Agreement effective as of September 1, 1998 between Gen-Probe Incorporated and Chugai Diagnostics Science Co., Ltd.*
10.19(1)	Co-Exclusive Agreement effective as of April 23, 1997 between Gen-Probe Incorporated and The Board of Trustees of the Leland Stanford Junior University*
10.20(2)	Amendment No. 1 effective April , 1998 to the License Agreement effective April 23, 1997 between Stanford University and Gen-Probe Incorporated*

Exhibit
No.	Description

10.21(1)	Non-Assertion Agreement effective as of February 7, 1997 between Gen-Probe Incorporated and Organon Teknika B.V.*
10.22(1)	License Agreement effective as of January 21, 1986 among Gen-Probe Incorporated, Bioanalysis, Ltd. and the University of Wales College of Medicine*
10.23(1)	Amendment entered into as of May 11, 1989 to the License Agreement effective as of January 21, 1986 among Gen-Probe Incorporated, Bioanalysis, Ltd. and the University of Wales College of Medicine*
10.24(1)	Amendment entered into as of November 19, 1998 to the License Agreement effective as of January 21, 1986 among Gen-Probe Incorporated, Bioanalysis, Ltd. and the University of Wales College of Medicine*
10.25(1)	Non-exclusive License Agreement made and effective as of June 22, 1999 between Gen-Probe Incorporated and Vysis, Inc.*
10.26(1)	Amended and Restated License Agreement dated June 19, 2002 between Gen-Probe Incorporated and The Public Health Research Institute of The City of New York, Inc.*
10.27(1)	Development, License and Supply Agreement entered into as of October 16, 2000 between Gen-Probe Incorporated and KMC Systems, Inc.*
10.28(2)	First Amendment made as of September , 2001 to Agreement entered into as of October 16, 2000 between Gen-Probe Incorporated and KMC Systems, Inc.*
10.29(2)	Contract effective as of January 1, 2000 between Gen-Probe Incorporated and the National Institutes of Health (No. N01-HB-07148)
10.30(2)	Modification No. 1 effective as of June 28, 2000 to the Contract effective as of January 1, 2000 between Gen-Probe Incorporated and the National Institutes of Health (No. N01-HB-07148)
10.31(2)	Modification No. 2 effective as of September 21, 2000 to the Contract effective as of January 1, 2000 between Gen-Probe Incorporated and the National Institutes of Health (No. N01-HB-07148)
10.32(2)	Modification No. 3 effective as of September 4, 2001 to the Contract effective as of January 1, 2000 between Gen-Probe Incorporated and the National Institutes of Health (No. N01-HB-07148)
10.33(2)	Modification No. 4 effective as of September 24, 2001 to the Contract effective as of January 1, 2000 between Gen-Probe Incorporated and the National Institutes of Health (No. N01-HB-07148)
10.34(2)	Modification No. 5 effective as of February 7, 2002 to the Contract effective as of January 1, 2000 between Gen-Probe Incorporated and the National Institutes of Health (No. N01-HB-07148)
10.35(1)	Supply Agreement effective as of March 5, 1998 between Gen-Probe Incorporated and Boehringer Mannheim GmbH*
10.36(2)	First Amendment effective as of February 12, 2001 between Gen-Probe Incorporated and Roche Diagnostics GmbH, the successor-in-interest to Boehringer Mannheim GmbH, to the Supply Agreement effective as of March 5, 1998 between Gen-Probe Incorporated and Boehringer Mannheim GmbH*
10.37(2)	Change of Control Agreement dated as of June 5, 2002 between Gen-Probe Incorporated and James H. Godsey
10.38(2)	Credit Agreement dated April 10, 2001, by and between Gen-Probe Incorporated, Gen-Probe Sales & Service, Inc. and Wells Fargo Bank, National Association.
10.39(2)	First Amendment dated July 1, 2002 to Credit Agreement dated April 10, 2001 by and between Gen-Probe Incorporated, Gen-Probe Sales & Service, Inc. and Wells Fargo Bank, National Association.
10.40(2)	Revolving Line of Credit Note dated July 1, 2002 made by Gen-Probe Incorporated and Gen-Probe Sales & Service, Inc. in favor of Wells Fargo Bank, National Association.
10.41(2)	Promissory Note dated September 29, 2000 by Niall M. Conway and Margaret Conway
10.42(2)	Form of Indemnification Agreement
10.43(1)	Amendment No. 3 effective April 1, 2002 to Agreement dated as of June 11, 1998 between Gen-Probe Incorporated and Chiron Corporation*

Exhibit
No.	Description

10.44(1)	First Amendment effective June 30, 2002 to September 1, 1998 Distribution Agreement between Gen-Probe Incorporated and Chugai Diagnostics Science Co., Ltd.*
10.45(1)	Third Amendment entered into as of February 19, 2002 to the License Agreement effective as of January 21, 1986 among Gen-Probe Incorporated, Bioanalysis, Ltd. and the University of Wales College of Medicine*
21.1(2)	List of Subsidiaries of Gen-Probe Incorporated
99.1(1)	Gen-Probe Incorporated Information Statement dated August 28, 2002
99.2(1)	Consent of Raymond V. Dittamore to be named in Information Statement and Form 10.
99.3(1)	Consent of Kiyoshi Kurokawa, M.D., MCAP to be named in Information Statement and Form 10.
99.4(1)	Consent of Abraham D. Sofaer to be named in Information Statement and Form 10.

(1)	Filed herewith.

(2)	Previously filed.

*	Gen-Probe has requested confidential treatment with respect to portions of this exhibit.